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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549




                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)   February 22, 1996
                                                 ----------------------

                            OXIS INTERNATIONAL, INC.
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              (Exact Name of Registrant as Specified in Charter)


    DELAWARE                   0-8092                    94-1620407
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(STATE OR OTHER        (COMMISSION FILE NUMBER)         (IRS EMPLOYER
JURISDICTION OF                                      IDENTIFICATION NUMBER)
INCORPORATION)

    6040 N. Cutter Circle, Suite 317, Portland, OR              97217
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

Registrant's telephone number, including area code.  (503) 283-3911
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                             Total number of sequentially
                                             numbered pages:          11
                                                                     ----

                                             Exhibit Index at page:    4
                                                                     ----
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ITEM 5.   OTHER EVENTS
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     Effective February 22, 1996, OXIS International, Inc. ("OXIS") made the first sale of its Series C Preferred Stock in a private placement to offshore
investors.   The total proposed offering is for a maximum of $4,000,000
(3,076,923 shares of Series C Preferred Stock) and final closing is anticipated to occur on or before March 31, 1996. As of March 5, 1996 the Company has raised approximately $763,000 by the sale of 587,053 shares of Series C Preferred Stock. The Series C Preferred Stock is initially convertible into Common Stock on a one-for-one basis (subject to adjustment under certain circumstances). The rights of the Series C Preferred Stock are set forth in a Certificate of Designations, Preferences, and Rights of Series C Preferred Stock filed with the Delaware Secretary of State. The securities sold (including the underlying Common Stock) are not registered under the Securities Act of 1933, as amended, and may not be re-offered or re-sold absent registration under the Securities Act or available exemptions from such registration requirements.

     A copy of the Press Release with respect to the transaction is attached as an exhibit to this report. A copy of the Certificate of Designations, Preferences and Rights of Series C Preferred Stock of the Company is attached as an exhibit to this report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (c)  Exhibits

99.1  Press Release, dated March 5, 1996.

99.2 Certificate of Designations, Preferences, and Rights of Series C Preferred Stock of the Company.

                                       2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OXIS INTERNATIONAL, INC.
                                        (Registrant)


Dated:  March 15, 1996                  By:   /s/ Jon S. Pitcher
                                           -----------------------
                                           Name:  Jon S. Pitcher
                                           Title: Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX
                                 -------------


                                                            Page No. in
                                                       sequentially numbered
     Exhibit No.                  Description              current report
--------------------     ----------------------------  ---------------------
        99.1              Press Release dated March              5
                             5, 1996.
        99.2              Certificate of                         6
                             Designations, Preferences,
                             and Rights of Series C
                             Preferred Stock.

                                       4